1 FISCAL 2014 Q4 PERFORMANCE March 12, 2015

2 CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations, including, but not limited to, various factors beyond management's control adversely affecting discretionary spending, membership count and facility usage and other risks, uncertainties and factors set forth in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2014. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what we believe are the most directly comparable GAAP measures.

3 BUSINESS OVERVIEW Eric Affeldt, President and CEO

4 FY14 PERFORMANCE Achieved results that exceed commitments laid out our IPO • In first full fiscal year as public company, we have delivered on our commitment to grow the business organically, through reinvention and via strategic acquisitions • We delivered record full-year results: » 2014 full-year revenue +8.5% to $884 million » 2014 full-year adjusted EBITDA +11% to $197 million • Executed the largest acquisition in the company’s history • Grew the core business as evidenced by another year of record membership growth • Successfully executing our reinvention strategy having now reinvented 54 clubs(1) since 2007 (1) Represents number of reinvented clubs since 2007, and clubs receiving ROI capital of greater than $750k

5 EXECUTING OUR GROWTH STRATEGY Our three-pronged growth strategy yielding growth above long-term growth objective Organic Growth Reinvention Acquisitions 1 2 3 Growth Strategy Long-term Objective Revenue +3-5% Adjusted EBITDA +5-7% Incremental Growth

6 RECENT ACQUISITIONS ACCELERATING GROWTH We are on course to compound annual growth rate of +8-9% Adjusted EBITDA Growth: • 2014 Performance: » Adj. EBITDA $197 million » Adj. EBITDA +11% y/y • CAGR (2010-2014): » Adj. EBITDA +7% • 2015 Outlook: » Adj. EBITDA $225-235 million » Adj. EBITDA +14-19% y/y • 2015 5-yr CAGR (2010-2015): » Adj. EBITDA +8-9% $150 $157 $166 $177 $197 $225-235 2010 2011 2012 2013 (53wks) 2014 2015 Outlook Adj. EBITDA(1) $ millions Total growth since 2010: • Portfolio of clubs +33% • Memberships +26% • Consolidated revenue +28% • Consolidated adjusted EBITDA +31% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP

7 ECONOMIC DRIVERS OF GROWTH Our strategy is about growing membership and increasing ancillary spend Deliver superior product and exceptional member experience Reinvention O.N.E. product offering Total Member Spend Dynamics: • 2014 record membership sales • 2014 membership retention, excluding Sequoia: » Golf and country clubs (GCC) 83.7% » Business, sports and alumni clubs (BSA) 77.3% • 54 clubs reinvented(2) – increased club utilization, average check, and a la carte covers • O.N.E. enrollment continues to increase and last year contributed $37.6 million in dues revenue 61,405 63,474 +3.4% 84,438 117,212 +38.8% 2013 2014 2013 2014 BSA Memberships GCC Memberships 43% 46% 74% 2013 2014 Golf Members Memberships Memberships Enrolled in O.N.E. or Other Upgrade Offerings (1) Represents golf members enrolled in O.N.E. or other upgrade offering at the 89 clubs where O.N.E. was offered in 2014 (2) Represents number of reinvented clubs since 2007, and clubs receiving ROI capital of greater than $750k (1)

8 2014 largest year for multi-property transactions: • ClubCorp buys largest portfolio of private golf and country clubs • ClubCorp adds 5 single-store acquisitions in 2014 and 2 clubs in 2015 • Approximately ~65 companies owning between 2-24 private clubs • Approximately ~3400+ member equity clubs • ClubCorp has significant concentration of clubs in key markets: Atlanta (33), Dallas (17) and Houston (19), and Southern California (12) ECONOMIC DRIVERS OF GROWTH Our strategy is about consolidating market share Strategic Acquisitions Local Market Cluster Market Share & Acquirer Target Purchase Price Properties Private ClubCorp Sequoia $265M 50 44 Newcastle American Golf $219M 100 25 Arcis CNL Lifestyle $320M 48 15 C-BONS Century Golf Not disclosed 22 15

9 CONSISTENTLY STRONG FINANCIAL RESULTS Our growth strategy continues to drive long-term shareholder value • We drove strong financial results in 2014 by: » Providing a superior product and exceptional membership experience » Leveraging our scale and low operating cost structure » Reinventing and modernizing our clubs » Providing member benefits and a network offering that remain unmatched » Executing our acquisition strategy • We are optimistic about 2015: » We are confident in our ability to execute our strategy, grow the business, and deliver another strong year of financial performance » Our projected returns on invested capital provide position us for outsized growth and long-term shareholder value

10 FINANCIAL OVERVIEW Curt McClellan, CFO

11 FY14 CLUBCORP CONSOLIDATED RESULTS Delivering results consistent with what we communicated at our IPO $688 $720 $755 $815 $884 2010 2011 2012 2013 (53wks) 2014 $150 $157 $166 $177 $197 21.8% 21.8% 22.0% 21.7% 22.3% 2010 2011 2012 2013 (53wks) 2014 Adj. EBITDA(1) Growth 5-7% $196.8M up +11.0% y/y Reinvention(2) 33 GCC clubs 21 BSA clubs Revenue Growth 3-5% $884.2M, up +8.5% y/y Long-term Objective 2014 Results Acquisitions(3) 55 clubs 5 single store 1 large portfolio (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP (2) Number of clubs reinvented in each segment from 2007 to 2014 (3) Acquisitions during Fiscal 2014 Revenue $ millions CAGR +6.5% Adj. EBITDA(1) $ millions CAGR +7.0%

12 FY14 GOLF & COUNTRY CLUBS (GCC) Solid growth across all key operating metrics $532 $556 $586 $629 $695 2010 2011 2012 2013 (53wks) 2014 $151 $156 $169 $180 $204 28.4% 28.1% 28.8% 28.7% 29.3% 2010 2011 2012 2013 (53wks) 2014 81,569 82,312 84,438 117,212 2013 Same-store 2014 Same-store 2013 Total 2014 Total Key operating metrics (y/y %) • Total GCC Results: » Revenue $695M,  10.6% » Adj. EBITDA $203.5M,  12.9% • Same store(3) GCC Results: » Revenue $627M,  2.9% » Adj. EBITDA $188M,  6.6% • Same store Dues revenue  4.5% » Membership  0.9% » Upgrade dues  13.0% • Same store F&B revenue  4.2% » A la carte revenue  6.2% » Private events revenue  2.0% • Same store Golf ops revenue  0.7% » Member rounds  2.0% » Retail revenue  1.9% 47% Dues 23% F&B 22% Golf Ops 8% Other FY14 $695M Revenue $ millions Adj. EBITDA(1) $ millions CAGR +6.9% CAGR +7.8% Revenue Mix Memberships(2)  0.9%  38.8% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same store memberships excludes managed clubs; Total memberships includes same sotre, acquired and managed clubs. (3) Same store growth rates compare FY14 (52 weeks) vs. normalized FY13 (52 weeks)

13 FY14 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) Moderate revenue growth and improving profitability $168 $172 $174 $180 $184 2010 2011 2012 2013 (53wks) 2014 $30.4 $32.7 $34.3 $34.5 $35.3 18.1% 19.0% 19.6% 19.1% 19.2% 2010 2011 2012 2013 (53wks) 2014 42% Dues 51% F&B 7% Other FY14 $184M Revenue $ millions Adj. EBITDA(1) $ millions Revenue Mix Memberships(2) 54,733 55,064 61,405 63,474 2013 Same-store 2014 Same-store 2013 Total 2014 Total  0.6%  3.4% CAGR +2.3% CAGR +3.7% Key operating metrics (y/y %) • Total BSA Results: » Revenue $184M,  2.0% » Adj. EBITDA $35.3M,  2.3% • Same store(3) BSA Results: » Revenue $182M,  2.6% » Adj. EBITDA $35.6M,  5.6% • Same store Dues revenue  2.1% » Membership  0.6% » Upgrade dues  3.3% • Same store F&B revenue  3.8% » A la carte revenue  (0.5)% » Private events revenue  5.0% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same store memberships excludes managed clubs; Total memberships includes same sotre, acquired and managed clubs. (3) Same store growth rates compare FY14 (52 weeks) vs. normalized FY13 (52 weeks)

4Q14 CONSOLIDATED RESULTS

Revenue up +12.2%, adjusted EBITDA +15.6%

Consolidated Results	Fourth Quarter Ended December 30, 2014 (16 weeks)	Fourth Quarter Ended December 31, 2013 (17 weeks)	$ Change(1) vs. 17 weeks	% Change(1) vs. 17 weeks	"Normalized" Comparable 16 weeks $ Change(2) vs. 16 weeks	"Normalized" Comparable 16 weeks % Change(2) vs. 16 weeks
Combined Same Store Clubs						
Revenue						
Dues	$ 115,707	$ 117,778	$ (2,071)	(1.8%)	$ 4,560	4.1%
Food and Beverage	80,490	81,813	(1,323)	(1.6%)	1,221	1.5%
Golf Operations	39,717	41,761	(2,044)	(4.9%)	(301)	(0.8%)
Other(3)	16,749	18,512	(1,763)	(9.5%)	(1,133)	(6.3%)
Revenue	$ 252,663	$ 259,864	$ (7,201)	(2.8%)	$ 4,347	1.8%
Adjusted EBITDA	$ 72,490	$ 72,362	$ 128	0.2%	$ 3,685	5.4%
Adjusted EBITDA Margin	28.7%	27.8%		90 bps		100 bps
Combined New or Acquired Clubs						
Revenue	$ 46,535	$ 5,617	$ 40,918			
Adjusted EBITDA	$ 12,801	$ 957	$ 11,844			
Adjusted EBITDA Margin	27.5%	17.0%				
Total Consolidated Results						
Revenue	$ 302,539	$ 269,566	$ 32,973	12.2%		
Adjusted EBITDA	$ 69,498	$ 60,131	$ 9,367	15.6%		
Adjusted EBITDA Margin	23.0%	22.3%		70 bps		

Key operating metrics (y/y %)

- Total Consolidated Results:
  - Revenue $302.5M, ⇧ 12.2%
  - Adj. EBITDA(4) $69.5M, ⇧ 15.6%
- Same store(2) Combined Clubs:
  - Revenue $252.7M, ⇧ 1.8%
  - Adj. EBITDA $72.5M, ⇧ 5.4%
- Same store(2) Dues revenue ⇧ 4.1%
- Same store(2) F&B revenue ⇧ 1.5%
- Same store(2) Golf ops down ⇩ (0.8)%

(1) Change compares fourth quarter ended December 30, 2014 (16 weeks) to fourth quarter ended December 31, 2013 (17 weeks).
(2) Change compares fourth quarter ended December 30, 2014 (16 weeks) to normalized fourth quarter ended December 31, 2013 (first 16 weeks).
(3) The change in Other Revenue was largely due to one fewer week in 2014 and lower revenue recognized for membership initiation payments that are being recognized into revenue over the lives of active memberships.
(4) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

14

4Q14 GCC RESULTS

Revenue up +16.9%, adjusted EBITDA +22.1%

GCC	Fourth Quarter Ended December 30, 2014 (16 weeks)	Fourth Quarter Ended December 31, 2013 (17 weeks)	$ Change[1] vs. 17 weeks	% Change[1] vs. 17 weeks	"Normalized" Comparable 16 weeks $ Change[2] vs. 16 weeks	"Normalized" Comparable 16 weeks % Change[2] vs. 16 weeks
Same Store Clubs						
Revenue						
Dues	$ 91,559	$ 92,948	$ (1,389)	(1.5%)	$ 3,830	4.4%
Food and Beverage	45,763	46,923	(1,160)	(2.5%)	688	1.5%
Golf Operations	39,717	41,761	(2,044)	(4.9%)	(301)	(0.8%)
Other[3]	13,398	13,926	(528)	(3.8%)	(854)	(6.0%)
Revenue	$ 190,437	$ 195,558	$ (5,121)	(2.6%)	$ 3,363	1.8%
Adjusted EBITDA	$ 57,662	$ 56,703	$ 959	1.7%	$ 3,668	6.8%
Adjusted EBITDA Margin	30.3%	29.0%		130 bps		140 bps
New or Acquired Clubs						
Revenue	$ 44,824	$ 5,617	$ 39,207			
Adjusted EBITDA	$ 12,765	$ 965	$ 11,800			
Adjusted EBITDA Margin	28.5%	17.2%				
Total GCC Results						
Revenue	$ 235,261	$ 201,175	$ 34,086	16.9%		
Adjusted EBITDA	$ 70,427	$ 57,668	$ 12,759	22.1%		
Adjusted EBITDA Margin	29.9%	28.7%		120 bps		

Key operating metrics (y/y %)

- Total GCC Results:
  - Revenue $235.3M, ⇧ 16.9%
  - Adj. EBITDA[4] $70.4M, ⇧ 22.1%
- Same store[2] GCC Clubs:
  - Revenue $190.4M, ⇧ 1.8%
  - Adj. EBITDA $57.7M, ⇧ 6.8%
- Same store[2] Dues revenue ⇧ 4.4%
- Same store[2] F&B revenue ⇧ 1.5%
- Same store[2] Golf ops down ⇩ (0.8)%

(1) Change compares fourth quarter ended December 30, 2014 (16 weeks) to fourth quarter ended December 31, 2013 (17 weeks).
(2) Change compares fourth quarter ended December 30, 2014 (16 weeks) to normalized fourth quarter ended December 31, 2013 (first 16 weeks).
(3) The change in Other Revenue was largely due to one fewer week in 2014 and lower revenue recognized for membership initiation payments that are being recognized into revenue over the lives of active memberships.
(4) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

15

4Q14 BSA RESULTS

Revenue down (0.6)%, adjusted EBITDA down (5.0)%

BSA	Fourth Quarter Ended December 30, 2014 (16 weeks)	Fourth Quarter Ended December 31, 2013 (17 weeks)	$ Change[1] vs. 17 weeks	% Change[1] vs. 17 weeks	"Normalized" Comparable 16 weeks $ Change[2] vs. 16 weeks	"Normalized" Comparable 16 weeks % Change[2] vs. 16 weeks
Same Store Clubs						
Revenue						
Dues	$ 24,148	$ 24,830	$ (682)	(2.7%)	$ 730	3.1%
Food and Beverage	34,727	34,890	(163)	(0.5%)	533	1.6%
Other[3]	3,351	4,586	(1,235)	(26.9%)	(279)	(7.7%)
Revenue	$ 62,226	$ 64,306	$ (2,080)	(3.2%)	$ 984	1.6%
Adjusted EBITDA	$ 14,828	$ 15,659	$ (831)	(5.3%)	$ 17	0.1%
Adjusted EBITDA Margin	23.8%	24.4%		-60 bps		-40 bps
New or Acquired Clubs						
Revenue	$ 1,711	$ -	$ 1,711			
Adjusted EBITDA	$ 36	$ (8)	$ 44			
Adjusted EBITDA Margin	2.1%	nm				
Total BSA Results						
Revenue	$ 63,937	$ 64,306	$ (369)	(0.6%)		
Adjusted EBITDA	$ 14,864	$ 15,651	$ (787)	(5.0%)		
Adjusted EBITDA Margin	23.2%	24.3%		-110 bps		

Key operating metrics (y/y %)

- Total BSA Results:
  - Revenue $63.9M, ⇩ (0.6)%
  - Adj. EBITDA $14.9M, ⇩ (5.0)%
- Same store[2] BSA Clubs:
  - Revenue $62.2M, ⇧ 1.6%
  - Adj. EBITDA $14.8M, ⇧ 0.1%
- Same store[2] Dues revenue ⇧ 3.1%
- Same store[2] F&B revenue ⇧ 1.6%

(1) Change compares fourth quarter ended December 30, 2014 (16 weeks) to fourth quarter ended December 31, 2013 (17 weeks).
(2) Change compares fourth quarter ended December 30, 2014 (16 weeks) to normalized fourth quarter ended December 31, 2013 (first 16 weeks).
(3) The change in Other Revenue was largely due to one fewer week in 2014 and lower revenue recognized for membership initiation payments that are being recognized into revenue over the lives of active memberships.
(4) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

16

17 FY14 CAPEX Continued investment in business … 2014 Capital Expenditures • 2014 maintenance capex $29.1 million • 2014 expansion capital: » ROI capital $43.5 million » Acquisition capital $280.3 million 2015 Capital Expenditures • 2015 anticipate investing $45.7 million on maintenance capex • 2015 anticipate investing $42.1 million on reinvention of approximately 29 clubs, including 9 same-store GCC, 4 same-store BSA, 7 recent single-store acquisitions and 9 Sequoia clubs $24.9 $25.1 $16.7 $23.8 $29.1 $18.0 $22.8 $37.5 $35.7 $43.5 2010 2011 2012 2013 2014 Maintenance Capex ROI Capex Capital Expenditures $ millions

FY14 FREE CASH FLOW

Attractive FCF generation …


Levered FCF
$ millions
$70.7
$77.0
$83.2
$87.6
$99.6
$110.3
3Q13 LTM
4Q13 LTM
1Q14 LTM
2Q14 LTM
3Q14 LTM
4Q14 LTM

Free Cash Flow

- +43% y/y increase in LTM levered FCF
- Reduced interest expense and cash taxes throughout the year
  - 2014 interest expense(1) was $39.3 million
  - 2014 cash tax expense was $2.7 million
- Paid ~$30.8 million in dividends over the last twelve months
- In December 2014, the Board increased annual dividend by 8% to $0.52/share

Total Liquidity

- Cash and cash equivalents and total liquidity of $186.3 million

Capital Structure

- On October 1, 2014, ClubCorp closed its acquisition of Sequoia Golf for which it paid $265 million and amended its secured credit facilities creating one fungible term loan of approximately $900 million at L+350 basis points with a 1% LIBOR floor
- Sr. Secured Leverage Ratio is 4.3x as of the end of FY14

(1) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as "Non-Core Development Entities".

18

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

2015 OUTLOOK

Guidance indicates upside from Sequoia Golf acquisition

Revenue	Adj. EBITDA	Reinvention	Dividend
$1000M - $1030M *(+13-16% y/y)*	$225M - $235M *(+14-19% y/y)*	$42M - $44M *28 clubs*	Full-year $0.52 / share *~3% yield*



Coto de Caza Golf & Racquet Club
Coto de Caza, CA



Athletic & Swim Club
New York, NY

Dynamics …

- Solid Same store growth across all three primary revenue streams: dues, F&B and golf operations
- Economy continues to grow, membership sales remain strong in our golf and country division, and business clubs are beginning to grow from trough in 2013
- Acceptance of our O.N.E. offering continues to climb
- Reinvented clubs continue to drive results
- Integration of Sequoia clubs is going well, with many of our planned cost synergies now realized
- Continued strong member retention and consistent new member growth

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

19

20 APPENDIX

FY14 CONSOLIDATED RESULTS

Same store performance, normalized for comparable 52-week basis

Consolidated Results	Fiscal Year Ended December 30, 2014 (52 weeks)	Fiscal Year Ended December 31, 2013 (53 weeks)	$ Change(1) vs. 53 weeks	% Change(1) vs. 53 weeks	"Normalized" Comparable 52 weeks $ Change(2) vs. 52 weeks	"Normalized" Comparable 52 weeks % Change(2) vs. 52 weeks
Combined Same Store Clubs						
Revenue						
Dues	$ 372,070	$ 364,367	$ 7,703	2.1%	$ 14,334	4.0%
Food and Beverage	236,809	230,070	6,739	2.9%	9,283	4.1%
Golf Operations	141,075	141,831	(756)	(0.5%)	987	0.7%
Other(3)	59,428	62,637	(3,209)	(5.1%)	(2,579)	(4.2%)
Revenue	$ 809,382	$ 798,905	$ 10,477	1.3%	$ 22,025	2.8%
Adjusted EBITDA	$ 223,052	$ 213,079	$ 9,973	4.7%	$ 13,530	6.5%
Adjusted EBITDA Margin	27.6%	26.7%		90 bps		100 bps
Combined New or Acquired Clubs						
Revenue	$ 69,648	$ 9,998	$ 59,650			
Adjusted EBITDA	$ 15,800	$ 1,629	$ 14,171			
Adjusted EBITDA Margin	22.7%	16.3%				
Total Consolidated Results						
Revenue	$ 884,155	$ 815,080	$ 69,075	8.5%		
Adjusted EBITDA	$ 196,772	$ 177,204	$ 19,568	11.0%		
Adjusted EBITDA Margin	22.3%	21.7%		60 bps		

(1) Change compares fourth quarter ended December 30, 2014 (52 weeks) to fourth quarter ended December 31, 2013 (53 weeks).
(2) Change compares fourth quarter ended December 30, 2014 (52 weeks) to normalized fourth quarter ended December 31, 2013 (first 52 weeks).
(3) The change in Other Revenue was largely due to one fewer week in 2014 and lower revenue recognized for membership initiation payments that are being recognized into revenue over the lives of active memberships.


Seville Golf & Country Club
Gilbert, AZ


Town Point Club
Norfolk, VA

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

21

FY14 GOLF & COUNTRY CLUBS (GCC)

Same store performance, normalized for comparable 52-week basis

GCC	Fiscal Year Ended December 30, 2014 (52 weeks)	Fiscal Year Ended December 31, 2013 (53 weeks)	$ Change[1] vs. 53 weeks	% Change[1] vs. 53 weeks	"Normalized" Comparable 52 weeks $ Change[2] vs. 52 weeks	"Normalized" Comparable 52 weeks % Change[2] vs. 52 weeks
Same Store Clubs						
Revenue						
Dues	$ 294,291	$ 286,767	$ 7,524	2.6%	$ 12,743	4.5%
Food and Beverage	143,904	139,899	4,005	2.9%	5,853	4.2%
Golf Operations	141,075	141,831	(756)	(0.5%)	987	0.7%
Other[3]	48,214	49,978	(1,764)	(3.5%)	(2,090)	(4.2%)
Revenue	$ 627,484	$ 618,475	$ 9,009	1.5%	$ 17,493	2.9%
Adjusted EBITDA	$ 187,502	$ 178,571	$ 8,931	5.0%	$ 11,640	6.6%
Adjusted EBITDA Margin	29.9%	28.9%		100 bps		110 bps
New or Acquired Clubs						
Revenue	$ 67,543	$ 9,998	$ 57,545			
Adjusted EBITDA	$ 16,040	$ 1,637	$ 14,403			
Adjusted EBITDA Margin	23.7%	16.4%				
Total GCC Results						
Revenue	$ 695,028	$ 628,474	$ 66,554	10.6%		
Adjusted EBITDA	$ 203,542	$ 180,207	$ 23,335	12.9%		
Adjusted EBITDA Margin	29.3%	28.7%		60 bps		

(1) Change compares fourth quarter ended December 30, 2014 (52 weeks) to fourth quarter ended December 31, 2013 (53 weeks).
(2) Change compares fourth quarter ended December 30, 2014 (52 weeks) to normalized fourth quarter ended December 31, 2013 (first 52 weeks).
(3) The change in Other Revenue was largely due to one fewer week in 2014 and lower revenue recognized for membership initiation payments that are being recognized into revenue over the lives of active memberships.


Ipswich Country Club
Ipswich, MA


canyon
Canyon Creek Country Club
Richardson, TX

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

22

FY14 BUSINESS, SPORTS & ALUMNI CLUBS (BSA)

Same store performance, normalized for comparable 52-week basis

BSA	Fiscal Year Ended December 30, 2014 (52 weeks)	Fiscal Year Ended December 31, 2013 (53 weeks)	$ Change[(1)] vs. 53 weeks	% Change[(1)] vs. 53 weeks	"Normalized" Comparable 52 weeks $ Change[(2)] vs. 52 weeks	"Normalized" Comparable 52 weeks % Change[(2)] vs. 52 weeks
Same Store Clubs						
Revenue						
Dues	$ 77,779	$ 77,600	$ 179	0.2%	$ 1,591	2.1%
Food and Beverage	92,905	90,171	2,734	3.0%	3,430	3.8%
Other[(3)]	11,214	12,659	(1,445)	(11.4%)	(489)	(4.2%)
Revenue	$ 181,898	$ 180,430	$ 1,468	0.8%	$ 4,532	2.6%
Adjusted EBITDA	$ 35,550	$ 34,508	$ 1,042	3.0%	$ 1,890	5.6%
Adjusted EBITDA Margin	19.5%	19.1%		40 bps		50 bps
New or Acquired Clubs						
Revenue	$ 2,105	$ -	$ 2,105			
Adjusted EBITDA	$ (240)	$ (8)	$ (232)			
Adjusted EBITDA Margin	-11.4%	nm				
Total BSA Results						
Revenue	$ 184,003	$ 180,430	$ 3,573	2.0%		
Adjusted EBITDA	$ 35,310	$ 34,500	$ 810	2.3%		
Adjusted EBITDA Margin	19.2%	19.1%		10 bps		





(1) *Change compares fourth quarter ended December 30, 2014 (52 weeks) to fourth quarter ended December 31, 2013 (53 weeks).*
(2) *Change compares fourth quarter ended December 30, 2014 (52 weeks) to normalized fourth quarter ended December 31, 2013 (first 52 weeks).*
(3) *The change in Other Revenue was largely due to one fewer week in 2014 and lower revenue recognized for membership initiation payments that are being recognized into revenue over the lives of active memberships.*

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

23

NET INCOME TO ADJUSTED EBITDA

RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE

	3Q13 LTM	4Q13 LTM	1Q14 LTM	2Q14 LTM	3Q14 LTM	4Q14 LTM
Net (loss)	$ (11,454)	$ (40,680)	$ (33,977)	$ (58,576)	$ (50,269)	$ 13,329
Interest expense	87,771	83,669	79,815	75,820	69,265	65,209
Income tax (benefit) expense	(6,131)	1,681	612	(4,506)	(2,497)	(41,469)
Interest and investment income	(1,350)	(345)	(352)	(370)	(1,656)	(2,585)
Depreciation and amortization	73,857	72,073	72,364	72,851	72,981	80,792
EBITDA	**142,693**	**116,398**	**118,462**	**85,219**	**87,824**	**115,276**
Impairments, disposition of assets and income (loss) from discontinued operations and divested clubs (1)	19,903	14,364	15,206	14,352	13,360	12,729
Loss on extinguishment of debt (2)	-	16,856	16,856	48,354	48,354	31,498
Non-cash adjustments (3)	3,903	3,929	3,581	3,201	2,545	2,007
Other adjustments (4)	6,229	10,134	8,565	13,674	14,932	25,315
Equity-based compensation expense (5)	-	14,217	15,049	16,305	17,254	4,303
Acquisition adjustment (6)	1,985	1,306	1,776	2,400	3,136	5,644
Adjusted EBITDA	**$174,713**	**$177,204**	**$179,495**	**$183,505**	**$187,405**	**$196,772**

(1) Includes non-cash impairment charges related to property and equipment and intangible assets, loss on disposals of assets (including property and equipment disposed of in connection with renovations) and net loss or income from discontinued operations and divested clubs that do not quality as discontinued operations.(2) Includes loss on extinguishment of debt calculated in accordance with GAAP. (3) Includes non-cash items related to purchase accounting associated with the acquisition of ClubCorp, Inc. ("CCI") in 2006 by affiliates of KSL and expense recognized for our long-term incentive plan related to fiscal years 2011 through 2013. (4) Represents adjustments permitted by the credit agreement governing ClubCorp's secured credit facilities including cash distributions from equity method investments less equity in earnings recognized for said investments, income or loss attributable to non-controlling equity interests of continuing operations, franchise taxes, adjustments to accruals for unclaimed property settlements, acquisition costs, debt amendment costs, equity offering costs, other charges incurred in connection with the ClubCorp Formation (as defined in our Annual Report on Form 10-K filed with the SEC on March 21, 2014) and management fees, termination fee and expenses paid to an affiliate of KSL. (5) Includes equity-based compensation expense, calculated in accordance with GAAP, related to awards held by certain employees, executives and directors. (6) Represents estimated deferred revenue using current membership life estimates related to initiation payments that would have been recognized in the applicable period but for the application of purchase accounting in connection with the acquisition of CCI in 2006 and the acquisition of Sequoia Golf on September 30, 2014.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

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25 CALCULATION OF FREE CASH FLOW RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE (1) See the Adjusted EBITDA reconciliation in the preceding "Reconciliation of Non-GAAP Measures to Closest GAAP Measure" table. (2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as “Non-Core Development Entities”. 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 LTM LTM LTM LTM LTM LTM Adjusted EBITDA (1) 174,713$ 177,204$ 179,495$ 183,505$ 187,405$ 196,772$ LE : Interest expense and principal amortization on long-term debt (2) 64,758 61,317 56,660 51,776 44,370 40,912 Cash paid for income taxes 3,521 3,187 3,192 4,162 2,796 2,723 Maintenance capital expenditures 24,135 23,831 24,279 27,730 28,162 29,067 Capital lease principal & interest expense 11,644 11,885 12,190 12,197 12,436 13,799 Free Cash Flow 70,655$ 76,984$ 83,174$ 87,640$ 99,641$ 110,271$

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